                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 18, 2003

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                                PEERLESS MFG. CO.

             (Exact name of registrant as specified in its charter)



            Texas                             0-5214               75-0724417
---------------------------------       -------------------       -------------
 (State or other jurisdiction              (Commission           (IRS Employer
    of incorporation)                       File Number)           ID Number)

2819 Walnut Hill Lane, Dallas, Texas                   75229
---------------------------------------               --------
(Address of principal executive offices)             (Zip Code)


         Registrant's Telephone Number, including area code:214-357-6181


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition

Attached, as Exhibit 99.1, is the registrant's earnings release for the fourth quarter of fiscal 2003 and for the year then ended, issued September 18, 2003. This release shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PEERLESS MFG. CO.





                            By: /s/RICHARD L. TRAVIS
                               ------------------------
                                Richard L. Travis
                                Chief Financial Officer



Date: September 19, 2003




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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press release dated September 18, 2003 announcing earnings for the quarter ended June 30, 2003 and for the year then ended
                  (furnished and not filed for purposes of Section 18 of the
                  Securities Exchange Act of 1934, as amended (the "Exchange
                  Act"), and not deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as
                  amended).


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